Exhibit 10.16

PROTEIN DESIGN LABS, INC.

OUTSIDE DIRECTORS STOCK OPTION PLAN

(As amended October 18, 2001)

1. Purpose. The Protein Design Labs, Inc. Outside Directors Stock Option Plan (the "Plan") is established to create additional incentive for the non-employee directors of Protein Design Labs, Inc. and any successor corporation thereto (collectively referred to as the "Company"), to promote the financial success and progress of the Company and any present or future parent and/or subsidiary corporations of the Company (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"). The Plan is effective as of October 20, 1992, the date on which it was first approved by the stockholders of the Company (the "Effective Date"). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have no authority, discretion, or power to select which non-employee directors of the Company will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted under an option or the time at which any options are to be granted, to establish the duration of option grants, or alter any other terms or conditions specified in the Plan, except in the sense of administering or amending the Plan subject to the provisions of the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. The Chief Executive Officer, President or General Counsel of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein.

3. Eligibility and Type of Option. Options may be granted only to directors of the Company who are not employees of the Company or any present parent and/or subsidiary corporations of the Company ("Outside Directors"). Options granted to Outside Directors shall be nonqualified stock options; that is, options which are not treated as having been granted under section 422(b) of the Code.

4. Shares Subject to Option. Options shall be for the purchase of shares of the authorized but unissued common stock or treasury shares of common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be two hundred thousand (200,000) shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant.

5. Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the Effective Date.

6. Terms, Conditions and Form of Options. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Outside Director granted such Option (the "Optionee") specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A (the "Option Agreement"), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Automatic Grant of Options. Subject to execution by each Outside Director of an Option Agreement, options shall be granted automatically and without further action of the Board, as follows:

(i) Each person who is newly appointed or elected as an Outside Director after February 6, 1997 or who becomes an Outside Director as a result of ceasing to be an employee of the Company or any parent or subsidiary corporation of the Company after June 29, 2000 (a "Future Outside Director") shall be granted an Option for thirty thousand (30,000) shares of Stock upon the date such person becomes an Outside Director.

(ii) Each Outside Director shall be granted an Option for thirty thousand (30,000) shares of Stock upon the fifth Anniversary Date (as defined below) and each subsequent five year Anniversary Date thereafter (e.g., 10th, 15th, etc.) of such Outside Director.

(iii) The Anniversary Date of each Outside Director shall be the date the Outside Director became an Outside Director except that if he or she elected not to receive an option at that time under paragraph 6(a)(iv) then his or her Anniversary Date shall be the date upon which he or she was first granted an Option under the Plan. If an Outside Director subsequently elects not to receive an Option and later revokes that election, his or her Anniversary Date may be adjusted as provided in paragraph 6(a)(iv).

(iv) Notwithstanding the foregoing, any Outside Director may elect not to receive an Option granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. An Outside Director who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the date on which the Option would otherwise have been granted to such Outside Director, in which event such Outside Director shall be automatically granted such Option on the date on which it would otherwise have been granted.

(v) Notwithstanding any other provision of the Plan, no Option shall be granted to any individual on his or her Anniversary Date when he or she is no longer serving as an Outside Director of the Company on such Anniversary Date.

(b) Option Exercise Price. The Option exercise price per share of Stock for an Option shall be the fair market value of a share of the common stock of the Company on the date of the granting of the Option. Where there is a public market for the common stock of the Company, the fair market value per share of Stock shall be the mean of the bid and asked prices of the common stock of the Company on the date of the granting of the Option, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the common stock of the Company is listed on the NASDAQ National Market System or a national or regional securities exchange, the fair market value per share of Stock shall be the closing price on such National Market System or exchange on the date of the granting of the Option, as reported in the Wall Street Journal. If the date of the granting of an Option does not fall on a day on which the common stock of the Company is trading on the NASDAQ National Market System or other national or regional securities exchange, the date on which the Option exercise price per share shall be established shall be the last day on which the common stock of the Company was so traded prior to the date of the granting of the Option.

(c) Exercise Period and Exercisability of Options. An Option granted pursuant to the Plan shall be exercisable for a term of ten (10) years. Options granted pursuant to the Plan shall become exercisable over a sixty (60) month period commencing one (1) month after the date of grant as provided in the form of Option Agreement.

(d) Payment of Option Exercise Price. Payment of the Option exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iii) by any combination thereof. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

(e) Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (1) the outstanding shares of common stock of the Company or (2) the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors;

(ii) the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition of all or substantially all of the Company's assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company).

In the event of a Transfer of Control, each Optionee serving as a member of the Board immediately prior to such Transfer of Control shall be credited, effective immediately prior to the consummation of such Transfer of Control, with an additional twelve (12) months of continuous service as a director of the Company for the purpose of determining the vesting and exercisability of each outstanding Option then held by such Optionee. Furthermore, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options unless the Company's Board otherwise agrees. In the event that, with the Board's consent, the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with a Transfer of Control, the Board may, but shall not be obligated to, provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of a date prior to the Transfer of Control, as the Board so determines. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 6(e) shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the consummation of the Transfer of Control shall terminate effective as of such consummation.

7. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the Option Agreement either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as a director of the Company is terminated for any reason.

8. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

9. Options Non-Transferable. Except as may be permitted by the Board and expressly provided in an Option agreement granted by the Board, Options may not be assigned or transferred by an Optionee except by will or by the laws of descent and distribution.

10. Termination or Amendment of Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above), and (b) no expansion in the class of persons eligible to receive Options. In any event, no amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Protein Design Labs, Inc. Outside Directors Stock Option Plan as approved by the stockholders at the Annual Meeting Stockholders on October 20, 1992 and subsequently amended by the Board on October 17, 1996, February 6, 1997, June 29, 2000 and October 18, 2001.

Date:

By:

Douglas O. Ebersole

Secretary

EXHIBIT A

PROTEIN DESIGN LABS, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

FOR OUTSIDE DIRECTORS

Protein Design Labs, Inc., a Delaware corporation (the "Company"), hereby grants to               ;             & nbsp;  (the "Optionee") an option to purchase a total of thirty thousand (30,000) shares of the common stock of the Company (the "Number of Option Shares") under the Protein Design Labs, Inc. Outside Directors Stock Option Plan (the "Plan"), at an exercise price of $         per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). The grant, in all respects, is subject to the terms and conditions of this Option Agreement and the Plan, the provisions of which are incorporated by reference herein. Unless otherwise provided in this Option Agreement, defined terms shall have the meaning given to such terms in the Plan.

1. Grant of the Option. The Option is granted effective as of               ;          (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in the Plan.

2. Status of the Option. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422 of the Internal Revenue Code of 1986, as amended.

3. Term of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (i) the date ten (10) years after the Date of Option Grant (the "Option Term Date"), (ii) the last date for exercising the Option following termination of the Optionee's service as a director of the Company as described in paragraph 6 below, or (iii) upon a Transfer of Control of the Company as described in the Plan.

4. Exercise of the Option.

(a) Right to Exercise. The Option shall first become exercisable on the date occurring one (1) month after the Date of Option Grant (the "Initial Exercise Date"). The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth below less the number of shares previously acquired upon exercise of the Option:

Vested Ratio
Prior to Initial Exercise Date	0
On Initial Exercise Date, provided the Optionee has continuously served as a director of Company from the Date of Option Grant until the Initial Exercise Date	1/60
Plus
For each full month of the Optionee's continuous service as a director of the Company from the Initial Exercise Date	1/60
In no event shall the Vested Ratio exceed 1/1.

In no event shall the Option be exercisable for more shares than the Number of Option Shares. Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following termination of the Optionee's service as a director of the Company as described in paragraph 6 below or (ii) during the thirty (30) day period immediately preceding a Transfer of Control of the Company as described in the Plan.

(b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by the Optionee and must be delivered in person, by facsimile or by certified or registered mail, return receipt requested, to the President of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of stock being purchased in a form permitted under the terms of the Plan.

(c) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

(d) Certificate Registration. The certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

(e) Restriction on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all of the applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of stock issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(f) Fractional Shares. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option.

5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

6. Termination of Service as a Director.

(a) Termination of Director Status. If the Optionee ceases to be a director of the Company for any reason except death or disability within the meaning of section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of three (3) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be a director of the Company because of the death or disability of the Optionee within the meaning of section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of service as a director of the Company. Except as provided in this paragraph 6, an Option shall terminate and may not be exercised after the Optionee ceases to be a director of the Company.

(b) Extension of Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

(c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a director of the Company and (iii) the Option Term Date.

7. Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in the Plan.

8. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

9. Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Company and the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

10. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time subject to any limitations described in the Plan; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

11. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein or therein. To the extent contemplated herein and therein, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

12. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

13. Arbitration. In the event a dispute between the parties to this Option Agreement arises out of, in connection with, or with respect to this Option Agreement, or any breach of this Option Agreement, such dispute will, on the written request of one (1) party delivered to the other party, be submitted and settled by arbitration in Palo Alto, California in accordance with the rules of the American Arbitration Association then in effect and will comply with the California Arbitration Act, except as otherwise specifically stated in this paragraph 13. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. The parties submit to the in personam jurisdiction of the Supreme Court of the State of California for the purpose of confirming any such award and entering judgment upon the award. Notwithstanding anything to the contrary that may now or in the future be contained in the rules of the American Arbitration Association, the parties agree as follows:

(a) Each party will appoint one person approved by the American Arbitration Association to hear and determine the dispute within twenty (20) days after receipt of notice of arbitration from the noticing party. The two (2) persons so chosen will select a third impartial arbitrator. The majority decision of the arbitrators will be final and conclusive upon the parties to the arbitration. If either party fails to designate its arbitrator within twenty (20) days after delivery of the notice provided for in this paragraph 13(a), then the arbitrator designated by the one (1) party will act as the sole arbitrator and will be considered the single, mutually approved arbitrator to resolve the controversy. In the event the parties are unable to agree upon a rate of compensation for the arbitrators, they will be compensated for their services at a rate to be determined by the American Arbitration Association.

(b) The parties will enjoy, but are not limited to, the same rights to discovery as they would have in the United States District Court for the Northern District of California.

(c) The arbitrators will, upon the request of either party, issue a written opinion of their findings of fact and conclusions of law.

(d) Upon receipt by the requesting party of said written opinion, said party will have the right within ten (10) days to file with the arbitrators a motion to reconsider, and upon receipt of a timely request the arbitrators will reconsider the issues raised by said motion and either confirm or change their majority decision which will then be final and conclusive upon the parties to the arbitration.

(e) The arbitrators will award to the prevailing party in any such arbitration reasonable expenses, including attorneys' fees and costs, incurred in connection with the dispute.

PROTEIN DESIGN LABS, INC.

By: ______________________

Title: ____________________

The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan and hereby accepts the Option subject to all of the terms and provisions thereof.

The undersigned acknowledges receipt of a copy of the Plan.

Date: _______________________

Signature:

PROTEIN DESIGN LABS, INC.

AMENDMENT OF NONQUALIFIED STOCK OPTION AGREEMENT

FOR OUTSIDE DIRECTOR

Protein Design Labs, Inc. (the "Company") hereby amends, effective October 18, 2001, the Nonqualified Stock Option Agreement (the "Agreement") evidencing an option (the "Option") granted by the Company on _________________ to ___________________________ (the "Optionee") to purchase shares of the Company's common stock. This Amendment is made pursuant to paragraph 10 of the Agreement which provides that the Board of Directors of the Company or a duly appointed committee thereof (the "Board") may amend the Agreement at any time so long as the amendment does not adversely affect the Option without the consent of the Optionee. The Board approved this Amendment at its meeting on October 18, 2001.

1. The Agreement is amended by adding thereto the following provisions, which shall supersede any contrary provisions set forth in the stock option plan pursuant to which the Option was granted:

A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (1) the outstanding shares of common stock of the Company or (2) the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors;

(ii) the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition of all or substantially all of the Company's assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company).

In the event of a Transfer of Control, provided that the Optionee is serving as a member of the Board immediately prior to such Transfer of Control, the Optionee shall be credited, effective immediately prior to the consummation of such Transfer of Control, with an additional twelve (12) months of continuous service as a director of the Company for the purpose of determining the vesting and exercisability of the Option, provided that it is then outstanding. Furthermore, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under the Agreement or substitute an option for the Acquiring Corporation's stock for such outstanding Option unless the Board otherwise agrees. In the event that, with the Board's consent, the Acquiring Corporation elects not to assume or substitute for such outstanding Option in connection with a Transfer of Control, the Board may, but shall not be obligated to, provide that any unexercisable and/or unvested portion of the outstanding Option shall be immediately exercisable and vested in full as of a date prior to the Transfer of Control, as the Board so determines. The exercise and/or vesting of the Option that was permissible solely by reason of this paragraph shall be conditioned upon the consummation of the Transfer of Control. To the extent that the Option is neither assumed or substituted for by the Acquiring Corporation nor exercised as of the consummation of the Transfer of Control, it shall terminate effective as of such consummation.

2. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is executed by a duly authorized officer on behalf of the Company.

PROTEIN DESIGN LABS, INC.

By:_____________________

Douglas O. Ebersole, Secretary

Date:______________________